Business Process Outsourcing for Middle Market Enterprises

Patrick Dolan - CEO
Jim Cortens - President
Don Rutherford - CFO

BPO management services
Business Process Outsourcing

Safe Harbor Statement
Certain statements in the following presentation relate to future results that are forward looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those noted in our forms and other filings with the SEC. This presentation includes historical and forward-
looking pro forma information. The Company assumes no responsibility to update the information contained in this presentation.
This presentation and the information contained herein is the property of BPO
Management Services, Inc.

Non-GAAP Measures
            The Company uses non-GAAP measures of (a) Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") and (b) Adjusted
EBITDA because it considers the information an important supplemental measure of the Company's performance and believes that these measures are frequently used by security analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization.  When either non-GAAP measure is presented in these slides, a reference is made to another slide which contains a reconciliation  to the most comparable GAAP financial measure.

            (a) EBITDA represents net income before interest, taxes, depreciation and amortization. The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results. The Company also uses EBITDA to evaluate and price potential acquisition candidates.

            EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Some of these limitations are: (a) EBITDA does not reflect changes in, or cash requirements for, the Company's working capital needs; (b) EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debts; and (c) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA does not reflect any cash requirements for such capital expenditures. Because of these limitations, EBITDA should not be considered as a principal indicator of the Company's performance. The
Company compensates for these limitations by relying primarily on the Company's GAAP results and using EBITDA only on a supplemental basis.
            (b) Adjusted EBITDA is defined as EBITDA plus all one time or non-recurring expenses associated with the acquisition of new businesses and the resulting integration expenses.  The Company presents Adjusted EBITDA because it considers such information to be an important supplemental measure of the Company’s performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization.

            Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of the
Company’s results as reported under U.S. Generally Accepted Accounting Principles ("GAAP").  These limitations include that Adjusted
EBITDA excludes other significant cash disbursements, such as legal and accounting expenses, severance costs and other operating expenses incurred by the Company during an acquisition and resulting follow-on integration period.  Because of these limitations, Adjusted
EBITDA should not be considered as a principal indicator of the Company’s performance.  The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using Adjusted EBITDA only on a supplemental basis.

The Company

BPO management services

Business Process Outsourcing

Company Snapshot

- **Founded:** July 2005
- **Customers:** 120+ worldwide
- **Employees:** 116
- **Headquarters:** Irvine, CA
- **Delaware Corporation**
- **Global Sales & Support:**
  - Full time In-House sales team
  - Experienced – Industry recognized
  - Commissioned
- **Website**
  - www.BPOMS.com

Mission Statement:

To be the dominant provider of back-office BPO services, on a recurring revenue basis, to middle market organizations.

6

BPO management services
Business Process Outsourcing

What We Do
Provide back-office business functions on an outsourced basis
Middle market cost per unit much higher than larger companies
BPOMS platform provides economies of scale and delivery capability similar to Global 2000
Significant cost savings passed along to BPOMS customers
Outsourced Services = Recurring Revenue
    Primary business functions offered
Human Resources
Enterprise Content Management
Finance and Accounting
Information Technology
    Services provided on standard BPOMS delivery platform
Global delivery capability
Software as a Service delivery ‘SaaS’
Leverage our data center infrastructure & IP

Who We Are
90
94
00
03
04
05
Future
Build SHL outsourcing
Grow SMS $6m - $120m
Sell SMS to Marconi - $130m
SMS buy back - $2m
SMS re-build
Sell SMS to IFOX - $40m
IFOX integration
Establish BPOMS
BPOMS build
History of Creating
Shareholder
Wealth
Enhance Value with Focus on
Recurring Revenue Model
Acxiom acquisition
IFOX market cap increase $150m
SHL sold to MCI/EDS - $1b
Capital raise RLH
Capital raise - GIP
Capital raise - Roth
Acquire ADAPSYS
Strategix acquisition
Verizon buy
Successfully executed similar business model
06
Reverse Merger - NGRU
SMS 1
SMS 2
IFOX
BPOMS
SHL

BPO management services
Business Process Outsourcing

Management Team
Patrick Dolan, Chairman and CEO
Co-Founder
Prior to co-founding BPOMS, Mr. Dolan served as president and chief operating officer of
Infocrossing Inc. [Nasdaq: IFOX], chairman and chief executive officer of Systems Management
Specialists (SMS) and spent the early years of his career with Affiliated Computer Services (ACS)
and SHL Systemhouse
25 years outsourcing industry experience
Jim Cortens, President and COO
Co-Founder
Prior to co-founding BPOMS, Mr. Cortens served as executive vice president of Infocrossing Inc.
[Nasdaq: IFOX], president and director of Systems Management Specialists (SMS), and spent the early years of his career with SHL Systemhouse
25 years outsourcing industry experience
Don Rutherford– Chief Financial Officer
Over 35 years as chief financial officer and in other senior management capacities for companies in the technology, resource, venture capital and life sciences sectors including General Automation,
USGT Resources, Grant Life Sciences, Aspeon, LifePoint, Wordplex, and VentureTek.
CFO partner with Tatum LLC, the nation's fastest growing executive services and consulting firm.

BPO management services
Business Process Outsourcing

The Middle Market Problem
Middle market enterprises have common problems
Significant expense - Non-core back office business functions create significant pain and needless expense when not managed effectively and efficiently
Middle market lacks scale - Mid-market companies lack financial size necessary to benefit from economies of scale and technology investments
Middle market lacks expertise - Required domain expertise not resident in-
house
IT intensive - Back office services require enterprise applications and a robust support function provided from a hardened data center  –  audit, regulatory and compliance concerns

BPO
management services
Business Process Outsourcing

The BPOMS Solution
Passes on significant bottom-line savings
Economies of scale, workflow improvements and standardized technology deployment yield direct cost savings of 20% - 45% to customers
On-demand model provides cost-effective mechanism to handle peak business volumes
Increases customer’s ability to focus resources on core business objectives
Provides back-office expertise
Improves customer’s back-office operations by taking advantage of BPOMS domain expertise
Provides technology expertise
Common delivery platform leverages BPOMS technology expertise and provides faster implementation and reduced risk
Is a “Trusted Advisor”
Initial consulting arrangement allows clients to ease into relationship and reduces perceived risk profile

BPO management services
Business Process Outsourcing

BPOMS Service Model
CFO
Web Services - SaaS – Applications
near/off-shore resources
Data Centers/Data Capture/Infrastructure
HRO
ECM
Domain Expertise
Application Support
Compute/Process Utility
Outsourcing = Cost Savings
Valuation Driver
Initial Access
ITO
Project management/Implementation
Workflow Optimization
FAO
Workflow/Solution design
Integration Skills
Comprehensive outsource of back-office functions
Substantially the
the same
across verticals
Requires specific
domain expertise

BPO management services
Business Process Outsourcing

Marketplace Positioning

- **Middle market companies under-served or ignored by tier-one providers**
  - BPOMS brings business benefits traditionally only available to large firms directly to middle market companies

'Tier 1'
IBM
ACS
Accenture
EDS
Enterprise Size
BPOMS
Small, Niche Providers
Capability/Global Presence

13

BPO management services

Business Process Outsourcing

Financial

- CI Investments
- Canadian Tire Financial Services
- Avantis
- HEPP
- MFDA
- Eagle
- Deutsche Bank
- Citizens Bank — Not your typical bank
- First Midwest Bank

Government

- Deutsche Post
- Amtrak
- LVA Landesversicherungsanstalt
- Winnipeg
- Ontario
- Regional Niagara
- Manitoba

Logistics/ Manufacturing

- CNH Case New Holland
- Agilent Technologies
- DHL
- Lockheed Martin
- Nissan
- Sharp
- Geologistics
- AGI Logistics Corp.
- JF Young
- Smith
- Drake

Healthcare

- Winnipeg Regional Health Authority
- Health Sciences Centre
- CanadaDrugs.com
- Ontario Institute for Cancer Research
- BBK
- Lilly
- Health Dialog
- Boehringer Ingelheim
- IntraPac
- Coalition

Services

- Fuji Xerox
- Service Point
- BIW technologies
- Autodesk
- Winnipeg
- LG
- kpn
- ECS
- Thomson Course Technology
- Alvego
- Zenith

Our Customers

BPO management services

Business Process Outsourcing

Wurzburg, Germany
Winnipeg, Manitoba
Moscow, Russia
Regina, SK
Toronto, Ontario
San Francisco, CA
Waltham, MA
Carlstadt, NJ
Irvine, CA
Branchburg, New Jersey
Calcutta, India

Global Footprint

Market Opportunity

BPO management services
Business Process Outsourcing

150
100
50
0
2004
2005
2006
2007
2008

Very Large Marketplace
North American
BPO Market Opportunity
including Fortune 500
($billions)
CAGR=15%
(Source: IDC, Everest Group)
Addressable Market is Huge
Thousands of mid-market companies in US
with total back-office spend >$1t
(Source: BPOMS est.)
Finance and Accounting Outsourcing
$15B in 2005 and growing rapidly
Enterprise Content Management
Projected to grow to $8B by 2007
Human Resource Outsourcing
Dramatic growth since early 2000
Information Technology Outsourcing
Large & mature market with a 6% CAGR

BPO management services
Business Process Outsourcing

Market Opportunity
Tier 1 providers (IBM, EDS, Accenture, etc.) focused on Fortune 500
Tier 1 providers focused on large contract value
Tier 1 has low market penetration into middle market
Annual revenues of $100m to $3b
Customer contracts average $500K- $5M per year
Industry renewal rates of +95% results in long term relationship
Untapped mid-market opportunity entering ‘emerging rapid growth’ phase
Over 30,000 businesses in U.S. middle market
Greater cost savings/margin potential
BPO adoption by middle market companies is very low
Current marketplace of mid-market BPO providers is highly fragmented
Requires several service providers to meet needs
Unable to achieve scale economics

Growth Strategies

BPO management services
Business Process Outsourcing

Significant Growth Opportunities
Increase penetration into current customer base
Leverage comprehensive back-office outsourcing platform
Expand middle market presence – accelerate organic growth
Become the ‘One Stop Shop” for busy management providing significant cost savings compared to in-house spend – Tier 1 model
Pursue strategic acquisitions
Acquire/consolidate selected niche players to add capability, geographic presence and financial critical mass
Initial growth platform completed - Adapsys, Digica, Novus, NetGuru
Finalizing SPA’s for 2 strategic acquisitions
Cross sell comprehensive back-office solutions into acquired customer base

Business Process Outsourcing

QuickTime™ and a
TIFF (Uncompressed) decompressor
are needed to see this picture.

            DocuCom - Outsourced ECM solution provider
Founded in 1996, formerly Bell + Howell, Canada
Provides document imaging/management services to large corporations
Serves entire Canadian marketplace – national recognition
200+ customers
Approximately 50% of revenue stream is through recurring service contracts
Vertical Market Strengths
Financial Services
Government
Expand existing service offering into larger marketplace in eastern Canada & U.S.
Significant up selling opportunity for existing document management solutions
Acquisition 1: DocuCom

BPO management services
Business Process Outsourcing

            HRMS - HR software solutions
Founded in 1983 – pioneer in HR information systems
HR software for middle market enterprises; Cornerstone for full HRO offering
100+ customers
National presence in most vertical markets
Approx. 50% of revenue is recurring maintenance & support
Cross selling opportunity for expanding HRO Services within existing customer base
Acquisition 2: HRMS

BPO management services

Business Process Outsourcing

BPO Management Services Inc., Acquisition Analysis

Company	Revenue (millions)	Adjusted EBITDA (millions)	Purchase Price (millions)	Multiple of EBITDA	Cash (millions)	Stock (millions)	Debt (millions)
Docucom	$12.0	$1.5	$3.4	2.3	$3.4	$0.0	$0.0
HRMS	$1.2	$0.6	$2.0	3.6	$1.6	$0.4	$0.0
Total	$13.2	$2.0	$5.4	2.7	$5.0	$0.4	$0.0

Notes:

Docucom unaudited financial results for fiscal year ended 10/31/06.

HRMS unaudited financial results for fiscal year ended 5/31/06.

Reconciliation for Adjusted EBITDA is provided in appendix.

Acquisition Profile

Financial Overview

Milestones to Date
$4.2 million founders investment
Completed Reverse Merger with netGuru to become publicly traded
Acquired companies in second half of 2005 and 2006 to create initial growth platform
ADAPSYS            – Canadian based provider of document management solutions
BPOMS/CA          – California based HRO company led by former Adecco executive
DIGICA                 – New Jersey based ITO provider
NOVUS                – Canadian based provider of imaging and document management solutions
netGuru                – California based provider of document management technology and IT services
Hired new CFO to strengthen management team
Completing application to OTC Bulletin Board
Closing on 2 complementary BPO services companies
Strengthen product and services offerings
Expand current client base and enhance cross selling opportunities

BPO management services

Business Process Outsourcing

management pro forma projections $millions USD

	FY06 12 months Unaudited	FY07E 12 Months Projected	FY08E 12 Months Projected
Revenue			
Reported revenue	4.8	20.3	28.4
add prior year non-cash adj	0.2	0.0	0.0
less discontinued operations	0.5	0.0	0.0
less NGRU stub	0.1	0.0	0.0
Net revenue	4.5	20.3	28.4
Cost of goods sold	2.4	11.5	16.2
less discontinued operations	0.0	0.0	0.0
Net COGS	2.4	11.5	16.2
Gross profit	2.1	8.8	12.2
Operating expense			
Operating expense	3.9	6.7	7.7
less discontinued operations	0.4	0.0	0.0
less NGRU stub	0.3	0.0	0.0
Net operating expense	3.2	6.7	7.7
Other (income)/expense	0.8	2.0	1.8
Net Income	(1.9)	0.1	2.7
Adjusted EBITDA	(1.1)	2.1	4.5

Notes:

FY06 financial results adjusted to exclude impact of discontinued operations.
FY06 financial results adjusted to exclude 2 week stub period impact of NGRU operations.
FY07 and FY08 projections based on major assumptions provided in appendix.
Reconciliation of Adjusted EBITDA provided in appendix.
FY07 and FY08 financial projections include DocuCom & HRMS acquisitions plus projected organic growth.

Financial Projections

Investment Highlights
Significant market opportunity
Large emerging market - mid-market segment; Minimal penetration
HR and other back-office functions create significant pain point
Significant cost savings opportunity for outsourcing customers
BPOMS platform
Comprehensive, scalable, outsourced back-office solution (One Stop Shop)
Acquisition strategy provides:
Financial growth and earnings
Significant cross-selling opportunities
Additional back-office support capabilities
Strong management team - proven growth and acquisition strategy
Outsourced business services, technology deployment & rapid business growth
Acquisitions and business integration

Appendix

BPO management services
Business Process Outsourcing

Agility
A New Logistics Leader

Agility Logistics Profile:
Global logistics company offering broad range of freight
management and customized logistics solutions backed by
a single, company wide  IT system operating in over 100
countries
Challenges:
Required provisioning and deployment of IT components to
support global expansion plans and 24*7 management of
critical logistic systems
BPOMS Solution:
24 X 7 network support center
Management of global AT&T back-bone network
24 x 7 management of over 90 servers
Procurement, configuration and deployment services for all
desktops and servers
Full desktop support for over 1,100 users
Results:
24*7 support of global IT systems infrastructure that
reduced operating costs, improved system availability
levels and allows real-time visibility into all logistics support systems worldwide.
Outsourced provisioning services provides rapid
deployment capability to support new office locations on an
on-demand basis.
Agility Logistics
“BPOMS gives us the resources  we need  to meet
the ongoing needs of our current customers, as
well as providing us with a flexible platform to
support growth for future customers. We wanted
to work with a single organization on a global
basis.”
– Bill Flynn, President & CEO, Agility Logistics

BPO management services
Business Process Outsourcing

CANADIAN TIRE
FINANCIAL SERVICES

Canadian Tire Profile:
Canada ’s most-shopped general merchandise retailer, operates more than 1,100 stores, gas bars and car washes in a national inter-related network of businesses engaged in retail, financial services and petroleum. Over 50,000 employees work in the enterprise’s retail, financial services, and petroleum businesses.
Challenges:
Canadian Tire Financial Services (CTFS)whichmanages
approximately 4 million Canadian Tire MasterCard accounts and markets related financial products and services required an automated scan/capture and data retrieval system to support their in-store credit card application and approval process.
BPOMS Solution:
Designed and implemented a document management system to scan and process all in-store credit card applications and other banking documents (Loan applications, Know Your Customer, Pre-authorized
Payments, etc.)
Management and support for this system on a 24*7 basis.
Results:
Faster approval of credit card and loan applications at a lower unit cost
Improved accuracy of data captured
Ability to retrieve and analyze captured data from digitized credit card applications – target promotion/sales campaigns
Improved turnaround and customer service
Ability to deal with high business volumes during holiday seasons without having to staff to meet peak demand period
Canadian Tire
“BPOMS implemented a document management
system which resulted in faster-turn around of
credit card applications and more accurate data
capture allowing CTFS to cross-market other
financial services yielding additional revenue
opportunities and an enhanced customer service
experience. In addition, their 24*7 scalable support
model reduces our need to add staff during the
business-critical holiday season.”
– Mr. Todd LaFontaine Manager,  Web Enabled
Business Solutions

BPO management services
Business Process Outsourcing

Deutsche Post World Net
MAIL EXPRESS LOGISTICS FINANCE

DHL

Deutsche Post-DHL
Deutsche Post Profile :
Deutsche Post AG (LSE: DPO)is a German postal, logistics and courier company headquartered in Bonn. Comprising of Deutsche
Post and DHL, Deutsche Post World Net (DPWN) employs half a
million people in 220 countries and territories,and generates revenue of over €50 billion annually.
Challenges:
DP recognized that to maintain high service levels and to efficiently process shipments from customers, it needed superior document review, management, and approval workflow.
DP’s priority was to increase the efficiency of the administrative, HR, invoice and AR processing so the accounting staff could access, view, collaborate and resolve all customer queries on the spot from their desktop without having to make follow up calls
BPOMS eReview Solution:
Integrated into the DP electronic Document processing architecture,
eReview allowed quick access to the pertinent documents for viewing, annotation and stamping depending on business rules and privileges
Results:
Manual handling of the paperwork in the approval process has been eliminated
Authorized users can retrieve and stamp an image or a document from a global data warehouse directly from their desktop
Online document workflow, review and collaboration resulted in faster response time and reduced operating expense
“Because of the type of organization we are, the
amount of paperwork we generate is phenomenal:
from customs clearance documents to invoices,
proofs of delivery and airway bills. The paperwork
just multiplies and multiplies.”
– Derek Monahen, IS Director

BPO management services
Business Process Outsourcing

BBK WORLDWIDE

BBK Worldwide Profile:
A leader in clinical trial patient recruitment for the Pharmaceutical,
Medical Device, Biotech, and Public Health Industries.
Challenges:
Create an e-business suite of tools for patient recruitment that maximizes the clinical trial study’s enrollment potential, enrollment projection modeling, effective site selection, accurate measurement of site performance, gauging the pace of patient recruitment, CRO assessment, control clinical trial costs
BPOMS Solution:
Created a web-based product that offers Study Forecaster, Site
Selection, Patient Generator for effective recruitment outreach, track and manage regulatory approvals and study materials, protocol compliance, foster collaboration amongst the study community
Provide ongoing maintenance support, new feature development, integration, documentation, and training using on-shore, near-shore and off-shore resources.
Results:
BPOMS is the exclusive technology partner of BBK and provides other
e-business integration and management services to support this important initiative
BPOMS on-demand support model allows BBK to scale their support effort to match changing market/product development demands
BBK Worldwide
“TrialCentralNet 4.0 was developed by BBK in
concert with BPOMS. The goal was to combine a
highly advanced study enrollment data capture and
analysis system with online study communication
and study community-building functions. The
challenge was to make it as efficient as possible
using the most advanced technology”
– A recent BBK Healthcare Press Release

BPO management services

Business Process Outsourcing

	Non Conv Preferred	Convertible Preferred			Convertible & Common	Granted		Total Fully	
	Series C	Series A	Series B	Common	Outstanding	Options	Warrants	Diluted	%
Founders	0.917	1.557	-	5.253	6.820	0.906	0.708	8.434	56%
Other BPOMS	-	-	1.449	2.112	3.561	1.159	0.553	5.273	35%
Float	-	-	-	1.283	1.283	0.023	0.049	1.354	9%
Total - All	0.917	1.557	1.449	8.648	11.665	2.087	1.309	15.061	100%

millions of shares

Notes:

Series C Preferred have liquidation preference over all other stock at 25% premium, 1:1 voting privileges, monthly dividend and do not convert to common.

Series A Preferred have liquidation preference over Series B and common and 8% PIK annually. Convert to common 1:1.

Series B Preferred have liquidation preference over common. Convert to common 1:1.

Options column includes all vested and unvested management options.

Cap Table

BPO management services

Business Process Outsourcing

Company Name	Ticker	Price	Market Cap.	Enterprise Value (a)	EV/Revenue (b)			EV/EBITDA (b)			P/E (b)			LTM Gross Margin	LTM EBITDA Margin
					LTM	CY2006 E	CY2007 E	LTM	CY2006 E	CY2007 E	LTM	CY2006 E	CY2007 E		
BPO - Labor															
TALX Corp.	TALX	32.41	1,072.0	1,156.6	4.7x	5.8x	4.0x	13.6x	17.5x	11.3x	30.9x	33.8x	24.7x	14.5%	7.7%
WNS Holdings Ltd. (ADR)	WNS	32.01	1,297.8	1,185.6	4.9x	5.8x	4.5x	51.1x	38.0x	20.6x	59.2x	57.4x	36.8x	27.4%	18.0%
ExlService Holdings Inc.	EXLS	26.84	753.9	734.6	7.2x	6.1x	4.4x	40.3x	34.6x	28.4x	55.5x	62.5x	51.5x	39.8%	15.5%
PeopleSupport Inc.	PSPT	22.89	576.7	488.6	4.9x	4.3x	3.2x	22.2x	20.5x	14.3x	18.5x	36.4x	23.9x	39.2%	19.2%
[illegible] Corp.	[illegible]	7.12	397.4	320.0	1.2x	1.1x	1.0x	18.7x	16.0x	11.6x	51.6x	89.0x	26.9x	26.2%	24.8%
StarTek Inc.	SRT	10.96	195.2	131.7	0.6x	0.6x	0.5x	4.6x	5.7x	4.7x	17.4x	27.4x	20.5x	17.0%	12.0%
[illegible] International Inc.	[illegible]	10.46	122.8	119.4	1.3x	1.4x	1.3x	7.7x	8.1x	NA	38.3x	28.2x	22.7x	33.7%	21.3%
TechTeam Global Inc.	TEAM	11.15	115.1	98.8	0.6x	0.6x	0.5x	12.7x	12.8x	7.5x	72.4x	65.0x	21.9x	24.8%	23.7%
		Median:			3.0x	2.8x	2.2x	16.2x	16.8x	11.6x	42.5x	46.9x	25.8x	27.4%	19.5%
		Mean:			3.2x	3.2x	2.4x	21.4x	19.2x	13.9x	42.3x	50.5x	28.3x	30.2%	19.8%
BPO - Software and Service															
Kenexa Inc.	KNXA	39.72	1,259.7	1,229.9	2.0x	2.0x	1.8x	17.3x	NA	10.3x	31.0x	26.3x	30.1x	47.0%	23.3%
TriZetto Group Inc.	TZIX	21.08	971.8	920.4	2.6x	2.6x	2.1x	20.9x	20.9x	9.5x	59.0x	58.6x	42.5x	48.4%	23.8%
[illegible] Corp.	[illegible]	36.50	888.7	817.5	10.9x	7.4x	4.4x	41.7x	34.7x	20.3x	50.8x	38.7x	30.9x	68.7%	57.8%
Ultimate Software Group Inc.	ULTI	24.58	807.6	594.3	5.4x	5.1x	4.1x	62.5x	42.7x	25.9x	NM	61.8x	36.9x	62.4%	39.3%
[illegible] Inc.	[illegible]	17.08	391.3	460.8	2.3x	2.1x	1.9x	14.0x	11.7x	8.7x	87.0x	44.9x	28.9x	28.3%	12.8%
Workstream Inc.	WSTM	1.23	85.7	75.0	2.5x	2.7x	NA	NM	NM	NA	NM	NM	NA	75.3%	12.0%
Ebix Inc.	EBIX	24.52	88.0	64.5	2.5x	NA	NA	8.8x	NA	NA	12.9x	NA	NA	78.8%	35.7%
		Median:			2.5x	2.7x	2.1x	19.1x	28.8x	10.3x	50.8x	44.9x	30.9x	62.4%	35.7%
		Mean:			4.0x	3.7x	2.9x	27.5x	27.5x	15.0x	44.1x	46.1x	33.9x	61.4%	39.5%
Combined		Min:			0.6x	0.6x	0.5x	4.6x	5.7x	4.7x	12.9x	26.3x	20.5x	14.5%	7.7%
		Median:			2.5x	2.7x	2.1x	19.0x	19.0x	11.4x	50.8x	44.9x	28.9x	33.7%	23.7%
		Mean:			3.6x	3.4x	2.6x	24.0x	21.9x	14.4x	43.0x	48.8x	31.1x	43.7%	28.2%
		Max:			10.9x	7.4x	4.5x	62.5x	42.7x	28.4x	72.4x	89.0x	51.5x	68.7%	72.0%

(a) Enterprise Value is defined as market value of equity, plus total debt, preferred stock and minority interest, less cash and short-term investments.
(b) Revenue estimates from Wall Street research reports. Earnings & EBITDA estimates from Reuters Consensus.
*N/A will appear for EBITDA if no depreciation and amortization is reported.
NM - Not meaningful, NA - Not available

Comparable Company Analysis

Major Financial Assumptions
Close DocuCom and HRMS transactions by 3/31/07 according to agreed upon terms
Complete financing package required to close acquisitions and fund future growth activities under terms agreeable to Company
Achieve organic growth rate of 5% per quarter across all business lines generating gross margins consistent with existing Company
performance
Successful integration of acquisitions and new business according to
Company plans
Business/financial performance of individual Company operating units will be consistent with recent history
Continued favorable conditions in economy and North American BPO marketplace

BPO management services
Business Process Outsourcing

management pro forma projections $thousands USD

	Docucom 31-Oct-2006 12 months	HRMS 31-May-2006 12 months	Acquisition Pro Forma 12 months
Pre tax income - unaudited	180	224	404
Add Back			
Interest/bank charges	49	0	49
Amortization/depreciation	238	0	238
Operating Synergies			
Owners fees	554	60	614
Operating efficiencies - labor	405	225	630
Other	0	0	0
Facilities Consolidation	45	48	93
Total Add Back	1,290	333	1,623
Adjusted EBITDA	1,470	557	2,026

Notes:

Docucom unaudited financial results for fiscal year ended 10/31/06.

HRMS unaudited financial results for fiscal year ended 5/31/06.

Adjusted EBITDA Reconciliation

BPO management services
Business Process Outsourcing

management pro forma projections $millions USD

	FY06 12 months	FY07E 12 Months	FY08E 12 Months
Net Income	(1.9)	0.1	2.7
Add Back			
Interest	0.2	0.4	0.7
Taxes	0.0	0.1	0.7
Depreciation & amortization	0.2	0.4	0.4
Acquisition Integration Expenses	0.2	1.0	0.0
Legal/Accounting - Transactions	0.2	0.1	0.0
Total Add Back	0.8	2.0	1.8
Adjusted EBITDA	(1.1)	2.1	4.5

Notes:

FY06 financial results adjusted to exclude impact of discontinued operations.

FY06 financial results adjusted to exclude 2 week stub period impact of NGRU operations.

FY07 and FY08 financial projections include DocuCom & HRMS acquisitions plus projected organic growth.

Adjusted EBITDA Reconciliation